---------------------------------------------------

   DIRECTORS                             OFFICERS
   Barton M. Biggs                       James W. Grisham
   CHAIRMAN OF THE BOARD                 VICE PRESIDENT
     Chairman and Director, Morgan       Michael F. Klein
     Stanley Asset Management Inc. and   VICE PRESIDENT
     Morgan Stanley Asset Management     Harold J. Schaaff, Jr.
     Limited; Managing Director,         VICE PRESIDENT
     Morgan Stanley & Co.                Joseph P. Stadler
     Incorporated; Director, Morgan      VICE PRESIDENT
     Stanley Group Inc.                  Valerie Y. Lewis
   Frederick B. Whittemore               SECRETARY
   VICE-CHAIRMAN OF THE BOARD            Karl O. Hartmann
     Advisory Director, Morgan Stanley   ASSISTANT SECRETARY
     & Co. Incorporated                  James R. Rooney
   Warren J. Olsen                       TREASURER
   DIRECTOR AND PRESIDENT                Joanna M. Haigney
     Principal, Morgan Stanley Asset     ASSISTANT TREASURER
     Management Inc. and Morgan
     Stanley & Co. Incorporated
   John D. Barrett II
   Chairman and Director,
   Barrett Associates, Inc.
   Gerard E. Jones
   Partner, Richards & O'Neil LLP
   Andrew McNally IV
   Chairman and Chief Executive
   Oficer, Rand McNally
   Samuel T. Reeves
   Chairman of the Board and CEO,
   Pinacle L.L.C.
   Fergus Reid
   Chairman and Chief Executive
   Officer, LumeLite Corporation
   Frederick O. Robertshaw
   Of Counsel, Bryan, Cave

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                           JAPANESE EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

LETTER TO SHAREHOLDERS
-------

The investment objective of the Japanese Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Equity securities are defined as common and preferred stocks, debt securities convertible into common stock and common stock purchase warrants.

For the nine month period ended September 30, 1996, the Portfolio had a total return of 4.92% for the Class A shares and 4.83% for the Class B shares as compared to a total return of -4.52% for the Morgan Stanley Capital International (MSCI) Japan Index. The average annual total return for the twelve months ended September 30, 1996 and for the period from inception on April 25, 1994 through September 30, 1996 was 12.04% and -0.25%, respectively, for the Class A shares as compared to 0.36% and -0.64%, respectively, for the Index.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)
----------------------------------------------------

                                         TOTAL RETURNS(2)
                                ----------------------------------
                                                         AVERAGE
                                                          ANNUAL
                                                          SINCE
                                   YTD       ONE YEAR   INCEPTION
                                ----------  ----------  ----------
PORTFOLIO--CLASS A............       4.92%      12.04%      -0.25%
PORTFOLIO--CLASS B(3).........       4.83      N/A         N/A
INDEX.........................      -4.52        0.36       -0.64

1. The MSCI Japan Index is an unmanaged index of common stocks (assumes dividends reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

During the third quarter the Japanese equity market reached new post recovery highs but entered an 11% correction from July stemming from renewed concerns for a sustainable economic recovery.

The Lyon G7 summit during June confirmed that weaker yen and continued domestic economic activity would be key issues for Japan. Thereafter, foreign exchange rates for yen/dollar remained stable, in a narrow range, and an easy monetary policy was maintained by the Bank of Japan. However, foreign investors began taking profits due to their belief that the favorable macro conditions have been fully discounted. This change of sentiment by foreigners, the largest net buyers of Japanese equities since March `95, caused local investors to become nervous and reassess their market outlook.

In our opinion current economic conditions are showing favorable signs of recovery but caution regarding the level of earnings momentum for the next six months has dampened investor interest. Although the record low interest rate environment in Japan should be viewed as positive for equities longer term, domestic institutional investors have begun to view this as evidence of no imminent recovery.

Moreover, for shell-shocked post bubble Japanese investors, the correction in U.S. stocks, weaker than expected Book-to-Bill ratio and Tankan reports only fueled their confusion. Domestic and foreign investors therefore became increasingly concerned with the Iraq attack, new equity financing by JR West and Japanese Banks and amid such worries the market momentarily broke 20,000 with the lowest average monthly volume since the beginning of the year.

During September, because of the rebound of the New York market, improving trends in DRAM prices and some reassurance that global interest rates will remain stable, Tokyo staged a bounce from oversold conditions. International blue chips, electronics and property stocks performed particularly well. Real estate related companies' strong moves were attributed to some large urban properties which actually found buyers and expectations that new property tax proposals will be forthcoming by the Japanese government.

The post-election trends in Japan remain our primary focus. It is critical that Japan maintains a course for de-regulation and reform and acts as a good "citizen of the world" according to the expectations of G7 members. If Japan does not continue to reduce the trade surplus and administrative reform, the yen will likely strengthen, crippling any further economic recovery and create another round of low growth and deflation.

We believe that all political parties in Japan (except for the communist party) are well are of the urgency to continue reform having experienced the shock of yen 80/$1 and that these reforms have become a "National Policy." Therefore, we believe the post-election government will make additional announcements for a supplementary budget, personal income tax cut and pass new policies on land usage to increase liquidity for Japanese real estate. As such, interest rates will likely remain low and the yen stable to weaker against the dollar. We also believe CAPEX and personal consumption will begin to grow more substantially under these conditions and that the stock market will successfully cross the bridge between the macro and more micro earnings driven environment.

In conclusion the Japanese market has discounted negative news, is technically over-sold verses other major markets and economic sensitive issues such as electronics, machinery, chemicals, and real estate companies are expected to benefit during the next six months. The impact of a weaker yen and low interest rates will therefore have a real impact on the economy which we believe the stock market has not yet fully appreciated.

Dominic Caldecott
PORTFOLIO MANAGER
Kunihiko Sugio
PORTFOLIO MANAGER
October 1996

INVESTMENTS (UNAUDITED)
----------

SEPTEMBER 30, 1996

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
COMMON STOCKS (92.0%)
  APPLIANCES & HOUSEHOLD DURABLES (4.9%)
        327,000    Matsushita Electric Industries
                    Ltd.                                $   5,479
         96,000    Sony Corp.                               6,048
                                                        ---------
                                                           11,527
                                                        ---------
  AUTOMOBILES (4.0%)
        668,000    Nissan Motor Co.                         5,381
        337,000    Suzuki Motor Co., Ltd.                   4,107
                                                        ---------
                                                            9,488
                                                        ---------
  BANKING (5.5%)
        336,000    Daiwa Securities Co., Ltd.               3,854
        107,000    Hitachi Credit Corp.                     1,899
        323,000    Inabata & Co.                            2,316
        247,000    Nomura Securities Co., Ltd.              4,537
         35,000    Sumitomo Corp. Leasing Ltd.                175
                                                        ---------
                                                           12,781
                                                        ---------
  BUSINESS & PUBLIC SERVICES (5.3%)
        248,000    Dai Nippon Printing Co., Ltd.            4,622
         55,000    Nishio Rent All Co.                      1,183
         86,000    Sangetsu Co., Ltd.                       1,996
         75,000    Secom Co., Ltd.                          4,738
                                                        ---------
                                                           12,539
                                                        ---------
  CAPITAL EQUIPMENT (3.0%)
         97,400    Rinnai Corp.                             2,234
        750,000    Taisei Corp., Ltd.                       4,859
                                                        ---------
                                                            7,093
                                                        ---------
  CHEMICALS (8.2%)
        538,000    Daicel Chemical Industry Ltd.            2,844
        500,000    Kaneka Corp.                             3,069
        883,000    Mitsubishi Chemical Corp.                3,719
        195,000    Okura Industrial Co., Ltd.               1,284
        372,000    Sekisui Chemical Co.                     4,400
        179,000    Yamanouchi Pharmaceutical Co.            3,786
                                                        ---------
                                                           19,102
                                                        ---------
  CONSTRUCTION & HOUSING (3.3%)
        206,000    Kyudenko Co., Ltd.                       2,640
         60,000    Matsui Construction                        478
        565,000    Obayashi Corp.                           4,628
                                                        ---------
                                                            7,746
                                                        ---------
  DATA PROCESSING & REPRODUCTION (2.2%)
        259,000    Canon, Inc.                              5,083
                                                        ---------

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------

  ELECTRICAL & ELECTRONICS (13.1%)
        657,000    Hitachi Ltd.                         $   6,358
        153,000    Matsushita Communication
                    Industries                              4,141
        205,000    Mitsumi Electric Co., Ltd.               3,582
        567,000    NEC Corp.                                6,656
         41,000    Square Company Ltd.                      2,351
        291,000    Stanley Electric Co.                     1,797
        828,000    Toshiba Corp.                            5,721
                                                        ---------
                                                           30,606
                                                        ---------
  ELECTRONIC COMPONENTS & INSTRUMENTS (7.2%)
         64,000    Kyocera Ltd.                             4,559
         90,000    Murata Manufacturing Co., Ltd.           3,210
         79,000    TDK Corp.                                4,906
        142,000    Tokyo Electron Ltd.                      4,110
                                                        ---------
                                                           16,785
                                                        ---------
  HEALTH & PERSONAL CARE (2.1%)
        194,000    Sankyo Co., Ltd.                         4,954
                                                        ---------
  INDUSTRIAL COMPONENTS (0.4%)
         50,000    Kansei Corp.                               424
         33,000    Nitta Corp.                                553
                                                        ---------
                                                              977
                                                        ---------
  INSURANCE (1.6%)
         52,000    Nichido Fire & Marine Insurance
                    Co., Ltd.                                 365
        421,000    Sumitomo Marine & Fire Insurance
                    Co.                                     3,312
                                                        ---------
                                                            3,677
                                                        ---------
  MACHINERY & ENGINEERING (10.8%)
        495,000    Amada Co., Ltd.                          4,569
        330,000    Daikin Industries Ltd.                   3,223
        169,000    Kurita Water Industries                  3,650
        673,000    Mitsubishi Heavy Industries Ltd.         5,470
        470,000    Ricoh Co., Ltd.                          4,801
        537,000    Tsubakimoto Chain                        3,503
                                                        ---------
                                                           25,216
                                                        ---------
  MERCHANDISING (3.0%)
        350,000    Asahi Tec Corp.                          2,368
        103,200    FamilyMart                               4,615
                                                        ---------
                                                            6,983
                                                        ---------
  METALS-NON-FERROUS (1.3%)
        359,000    Sanwa Shutter                            3,030
                                                        ---------

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
  METALS-STEEL (4.2%)
        250,000    Daifuku Co., Ltd.                    $   3,428
        175,000    Fuji Machine Manufacturing Co.           4,469
        212,000    Nippon Pillar Packing                    1,957
                                                        ---------
                                                            9,854
                                                        ---------
  REAL ESTATE (3.8%)
        150,000    Daibiru Corp.                            1,922
        167,000    Keihanshin Real Estate                   1,332
        337,000    Mitsubishi Estate Co., Ltd.              4,621
        100,000    Sekisui House Ltd.                       1,093
                                                        ---------
                                                            8,968
                                                        ---------
  RECREATION, OTHER CONSUMER GOODS (4.7%)
        122,000    Fuji Photo Film Ltd.                     3,706
        179,000    Nifco, Inc.                              2,005
         83,000    Nintendo Corp., Ltd.                     5,318
                                                        ---------
                                                           11,029
                                                        ---------
  TELECOMMUNICATIONS (1.9%)
            600    Nippon Telegraph & Telephone Corp.       4,409
                                                        ---------
  TEXTILES & APPAREL (1.2%)
        164,000    Japan Vilene Co., Ltd.                     945
         45,000    Shimamura Co., Ltd.                      1,887
                                                        ---------
                                                            2,832
                                                        ---------
  TRANSPORTATION-ROAD & RAIL (0.3%)
        100,000    Nippon Konpo Unyu Soko                     828
                                                        ---------
TOTAL COMMON STOCKS (Cost $221,606)                       215,507
                                                        ---------

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
SHORT-TERM INVESTMENT (6.0%)
  REPURCHASE AGREEMENT (6.0%)
$        13,976    Chase Securities, Inc. 5.40%,
                    dated 9/30/96, due 10/01/96, to
                    be repurchased at $13,978,
                    collateralized by $10,280 U.S.
                    Treasury Bonds, 10.625%, due
                    8/15/15, valued at $14,148 (Cost
                    $13,976)                            $  13,976
                                                        ---------
FOREIGN CURRENCY (0.0%)
    JPY   1,348    Japanese Yen (Cost $12)                     12
                                                        ---------
TOTAL INVESTMENTS (98.0%) (Cost $235,594)                 229,495
                                                        ---------
OTHER ASSETS AND LIABILITIES (2.0%)
                                         Other Assets     187,154
                                          Liabilities    (182,504)
                                                        ---------
                                                            4,650
                                                        ---------
NET ASSETS (100%)                                       $ 234,145
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                              $ 228,843
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 23,616,003 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)              $9.69
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $5,302
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 549,016 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)              $9.66
                                                        ---------
                                                        ---------